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                             RUSSELL INSURANCE FUNDS
                      Supplement dated January 30, 2002 to
                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated December 21, 2001



     The following restates the description of Suffolk Capital Management, LLC in the section entitled "Money Manager Information" for the Aggressive Equity Fund in its entirety in the Russell Insurance Funds Statement of Additional
Information:

                            MONEY MANAGER INFORMATION

                             Aggressive Equity Fund

Suffolk Capital Management, LLC, is a wholly-owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.